Hodges Fund
SUMMARY PROSPECTUS « JULY 29, 2015 Retail Class Ticker HDPMX Institutional Class Ticker HDPIX

Before you invest, you may want to review the Hodges Fund (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (“SAI”) and most recent reports to shareholders, online www.hodgesfunds.com. You can also get this information at no cost by calling 1-866-811-0224 or by sending an e-mail to prospectus@hodgescapital.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, both dated July 29, 2015.

Investment Objective

The Hodges Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Hodges Fund.

Shareholder Fees (fees paid directly from your investment)
	Retail Class Shares	Institutional Class Shares
Redemption/Exchange Fee [as a percentage of amount redeemed/exchanged within 30 days of purchase (Retail Class) and within 60 days of purchase (Institutional Class)]	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retail Class Shares	Institutional Class Shares
Management Fees	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses	0.21%	0.13%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.32%	0.99%

Example

This Example is intended to help you compare the costs of investing in the Hodges Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Hodges Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Hodges Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Hodges Fund
Retail Class Shares	$134	$418	$723	$1,590
Institutional Class Shares	$101	$315	$547	$1,213

Portfolio Turnover

The Hodges Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Hodges Fund’s performance. During the most recent fiscal year, the Hodges Fund’s portfolio turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies

The Hodges Fund invests in common stocks of companies of any market capitalization, small, medium or large. The Fund managers invest in what could be described as value situations. In selecting investments, the Advisor can also invest where it is deemed appropriate in companies whose shares are out of favor, but appear to have prospects for above-average growth over an extended period of time.

Although not a primary investment strategy, the Fund may engage in short-sale transactions with respect to 25% of its net assets. The Fund may also invest in money market instruments and may, from time to time, purchase put and call options on U.S. traded stocks or security indices. The Fund may also sell options and write “covered” call options.

The Hodges Fund may also invest up to 25% of its net assets in moderate growth stocks whose shares offer a high dividend yield and in the stocks of foreign companies which are U.S. dollar denominated and traded on a domestic national securities exchange, including American Depositary Receipts (“ADRs”).

The Advisor will consider selling a security in the Hodges Fund’s portfolio if that security has become overvalued or has reached its growth potential. In addition, in an attempt to increase the Hodges Fund’s tax efficiency or to satisfy certain tax diversification requirements, the Advisor may take tax considerations into account in deciding whether or when to sell a particular stock. The Fund’s portfolio turnover could exceed 100% in a given year. A high portfolio turnover may result in the realization and distribution of capital gains, as well as higher transaction costs.

Principal Investment Risks

There is a risk that you could lose all or a portion of your investment in the Hodges Fund. The following principal risks can affect the value of your investment:

•
General Market Risk: The market price of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•	Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

•	Management Risk: The Advisor may fail to implement the Hodges Fund’s investment strategies and meet its investment objective.

•
Short Sales Risk: Short sale strategies can be riskier than “long” investment strategies. The Hodges Fund may seek to hedge investments or realize additional gains through short sales. Because the Hodges Fund may short positions it does not own, potential losses to the Hodges Fund are unlimited.

•
Portfolio Turnover Risk: High portfolio turnover involves correspondingly greater expenses to the Hodges Fund, including brokerage commissions and dealer mark-ups and other transaction costs. This may also result in adverse tax consequences for Hodges Fund shareholders.

•
Foreign Securities Risk: Foreign securities are subject to increased risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

•
Investment Style Risk: Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Hodges Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

•
Large Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Futures and Options (Derivatives) Risk: The use of derivative instruments involves risks different from, or greater than, the risks of investing directly in securities and more traditional investments. Derivative products are highly specialized investments that require investment techniques and risk analyses different than those associated with stocks.

•
Smaller Company Risk: Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies often involve greater volatility than investing in larger, more established companies and these securities may be less liquid than other securities.

Performance

The following performance information provides some indication of the risks of investing in the Hodges Fund. The bar chart below illustrates how Retail Class shares of the Hodges Fund’s total returns have varied from year to year for the past 10 calendar years. The table below illustrates how the Hodges Fund’s average annual total returns for the 1, 5 and 10-year periods compare with that of a broad-based securities index. The Hodges Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at www.hodgesfunds.com.

Hodges Fund
Calendar Year Total Returns as of December 31
Retail Class

The Hodges Fund’s year-to-date return for Retail Class shares as of the most recent calendar quarter ended June 30, 2015 was -0.39%.

Highest Quarterly Return:	3Q, 2009	29.30%
Lowest Quarterly Return:	4Q, 2008	-32.21%

Average Annual Total Returns as of December 31, 2014
Hodges Fund	1 Year	5 Year	10 Year
Retail Class Shares
Return Before Taxes	7.30%	15.47%	7.79%
Return After Taxes on Distributions	7.30%	15.47%	7.58%
Return After Taxes on Distributions and Sale of Fund Shares	4.13%	12.50%	6.33%
Institutional Class Shares
Return Before Taxes	7.76%	15.77%	8.05%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%
*Institutional Class shares commenced operations on December 12, 2008. Performance shown prior to the inception of Institutional Class shares reflects the performance of the Hodges Fund’s Retail Class shares.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Advisor
Hodges Capital Management, Inc.
Portfolio Managers
Name	Title	Managed the Fund Since
Craig D. Hodges	Chief Investment Officer/ Chief Executive Officer	1999
Eric Marshall, CFA	President	2015

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (The Hodges Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-866-811-0224, or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

Fund	Minimum Initial Investment for All Account Types	Subsequent Minimum Investment for All Account Types
Hodges Fund	Retail Class: $250 Institutional Class: $1,000,000	Retail Class: $50 Institutional Class: $50

Tax Information

The Hodges Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Hodges Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.